UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 17, 2017

Date of Report (Date of earliest event reported)

POWERCOMM HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55391	47-3152668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3429 Ramsgate Terrace

Alexandria, Virginia 22309

(Address of principal executive offices)

571-259-8773

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

On July 30, 2017, the Board of Directors of Powercomm Holdings, Inc. (The “Registrant”) determined not to continue with the Registrant’s then accountants and to engage a different accounting firm with whom they were familiar. On July 30, 2017, KCCW Accountancy Corp. (“KCCW”), located in Alhambra, California, the former accountants, were dismissed.

The prior accountant’s audit report on the financial statements as of and for the year ended December 31, 2016 contain a note as to the Company’s ability to continue as a going concern. The note indicated that the Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it had not been able to accomplish to the date of the report, and /or obtain additional financing from its stockholders and/or other third parties.

In connection with the Company’s financial statements for the period from October 16, 2015 (date of engagement) through the date of dismissal, there were no disagreements with the former accountants, KCCW Accountancy Corp., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, if any.

The Registrant has provided KCCW Accountancy Corp. with a copy of this disclosure and has requested that they furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from KCCW Accountancy addressed to the U.S. Securities and Exchange Commission is filed as an Exhibit to this Current Report on Form 8-K.

On July 31, 2017, (the “Engagement Date”), the Company engaged LJ Soldinger Associates, LLC, Certified Public Accountants, as its independent registered public accounting firm. The decision to engage LJ Soldinger Associates, LLC as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

The address of LJ Soldinger Associates, LLC is:

21925 W Field Pkwy

Deer Park, IL 60010

The Company, nor any one on its behalf, did not consult with LJ Soldinger Associates, LLC in regard to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 EXHIBITS

16.1        Letter from former certifying public accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 17, 2016

POWERCOMM HOLDINGS, INC.
By: /s/ David Kwasnik
David Kwasnik
Chief Executive Officer